FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          October 30, 2001



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On October 30, 2001, US Airways Group, Inc. and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and nine months ended September 30, 2001, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: costs related to US Airways' compliance with governmental requirements imposed as a result of the September 11, 2001, terrorist attacks and US Airways' response to the effect of such attacks; labor and competitive responses to the steps taken by US Airways as a result of such attacks; demand for transportation in the markets in which US Airways operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of US Airways' products; and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.



Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated October 30, 2001 of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: October 30, 2001    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: October 30, 2001    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer




            (this space intentionally left blank)


Exhibit 99

           US AIRWAYS GROUP REPORTS NET LOSS OF $433 MILLION
              FOR 3RD QUARTER EXCLUDING UNUSUAL ITEMS

     ARLINGTON, Va., Oct. 30, 2001 - US Airways Group, Inc. reported today that it had an operating loss of $369 million and a net loss of $433 million for the third quarter of 2001 before accounting for unusual items. On a diluted per-share basis, the loss, excluding unusual items, was $6.45.

     Including unusual items, US Airways Group had an operating loss for the period of $750 million, a net loss of $766 million and a loss on a diluted per-share basis of $11.42.

     For the third quarter reported earnings, US Airways did not recognize any accounting benefit of a tax credit. US Airways currently has a net deferred tax asset of $427 million. Going forward, with the restructuring activities under way, the company expects to earn pre-tax income of at least $1 billion to support this asset. However, given the large unusual losses for the third quarter, the company believed it prudent not to increase this asset.

     "US Airways and other airlines today face the most significant challenge in the history of our companies. That challenge is being met at US Airways through a series of major initiatives that will position the company to deal with the current economic environment. At the same time, our core structure remains sound and provides a solid foundation for the future. In terms of cash, we began the quarter with $1.25 billion and we completed the quarter with $1.04 billion. Through increased passenger revenues and reduced operating costs, along with certain efforts under way to raise additional funds, we expect to end the year with $800 million to $900 million in cash," said US Airways President and CEO Rakesh Gangwal.

     "To deal with the dramatic decrease in passengers and revenues as a result of the events of September 11, we have reduced our capacity by 23 percent. In implementing our capacity reductions, we are continuing service to the communities previously served by the US Airways system," Gangwal said.

                               -more-

US AIRWAYS GROUP REPORTS NET LOSS OF $433 MILLION
FOR 3RD QUARTER EXCLUDING UNUSUAL ITEMS
Page Two
Oct. 30, 2001


     "At the same time, these circumstances forced us to reduce the number of our employees by approximately 11,000. The reductions were a difficult and painful decision to make because these dedicated employees are part of our family and provide excellent service to our customers. However, with the help of an enhanced voluntary leave program, we have been able to reduce the number of furloughs by more than 2,000."

     Gangwal noted that "US Airways' employees have worked long and hard under difficult conditions to operate a high-quality airline. Our on-time performance since September 11, for example, has been a stellar 87 percent. We very much appreciate the understanding and loyalty of our customers and are pleased to see them return to US Airways."

     US Airways Chairman Stephen M. Wolf said, "In these trying times for our country and our company, US Airways and its employees remain focused on providing the highest quality of service to our customers."

     From September 14, when air service was allowed to resume, through September 22, US Airways carried about 65,500 passengers daily with a 45.9 percent load factor. From September 23 through the end of the month, the average number of daily passengers increased to about 95,000 and the load factor to 52.8 percent. For the month of October, through this past week, daily passengers have averaged about 115,500 and the load factor has been 62.4 percent.

     The trend has been similar at the wholly-owned US Airways Express carriers, with the average number of daily passengers increasing from 14,700 during the period September 14-22 to 23,800 during the period September 23-30 and about 30,000 for the month of October, through this past week. The load factor during the period September 14-22 was 26.9 percent. This increased to 42.8 percent during the period September 23-30 and has averaged 50.1 percent for October.

     Further, operations at Washington's Reagan National Airport are rebuilding, with the US Airways Shuttle running again on an hourly schedule and with service to hubs in Charlotte, Philadelphia and Pittsburgh. "We look forward to continuing to rebuild at Reagan National," Gangwal said.

                                 -more-


US AIRWAYS GROUP REPORTS NET LOSS OF $433 MILLION
FOR 3RD QUARTER EXCLUDING UNUSUAL ITEMS
Page Three
Oct. 30, 2001

Gangwal noted that US Airways had a number of cost-saving initiatives under way prior to the events of September 11, and that these measures, along with the significant restructuring introduced in recent weeks, will make US Airways a much more efficient airline, benefiting the company going forward. Major steps taken since
September 11 include:

     - The retirement of three fleet types - the F-100, the B-737-200 and the MD-80 - which will leave US Airways with a fleet of newer Airbus A320 family and A330 and B-737, 757 and 767 aircraft. This will result in material savings in the areas of overhead, inventories, flight crew and ground employee training and day-to-day operations.

     - With the earlier retirement of B-727s and DC-9s, the retirement of these three fleet types means that within a period of two years, US Airways will have gone from seven types of narrow-body aircraft to two - the A320 family and the B-737-300/400 family.

     - The realignment of heavy maintenance operations to focus on B-737 aircraft at the Pittsburgh maintenance facility and on B-757 and 767 and A330 aircraft at Charlotte. This will result in greater efficiencies in maintenance scheduling and parts inventories. The location for heavy maintenance of A320 family aircraft is pending. With the retirement of the B-737-200 and MD-80 fleets, US Airways will no longer operate in-house engine maintenance facilities.

     - The realignment of reservations operations from seven centers to three, with related savings on rents and other efficiencies.

     In addition, US Airways also has rescheduled aircraft deliveries. Of the 12 Airbus A321s previously scheduled for delivery in 2002, three now are rescheduled for delivery in 2006 and beyond with the remaining nine still scheduled for 2002. Additionally, there is flexibility to cancel four of the nine A321s now scheduled for delivery in 2002, although subject to very significant penalties.1) Unique and favorable financing commitments are in place to cover almost the full purchase price of these aircraft at investment grade borrowing costs. One A330 aircraft scheduled for delivery in 2004 now is scheduled for 2007. As a result of these changes, there are no new aircraft deliveries scheduled for 2003 or 2004 and only three aircraft are scheduled for delivery in 2005. Non-aircraft capital spending is expected to be less than $20 million in 2002.

     During this quarter, US Airways had unusual items both relating to and separate from the events of September 11.

-----
1) As discussed in the US Airways third quarter conference call on October 30, 2001, this flexibility would allow US Airways to defer these four aircraft, though at very significant penalities.

                                 -more-

US AIRWAYS GROUP REPORTS NET LOSS OF $433 MILLION
FOR 3RD QUARTER EXCLUDING UNUSUAL ITEMS
Page Four
Oct. 30, 2001

     As announced on August 10, US Airways recognized a pre-tax aircraft impairment charge of $403 million relating to a write down in value of its fleet of F-100, B-737-200 and MD-80 aircraft. Also prior to September 11, US Airways recognized a pre-tax gain of $50 million for the fee received relating to the termination of the merger agreement with United Air Lines.

     As a result of the events of September 11 and the company's restructuring initiatives to deal with a dramatic decrease in passengers and revenue, US Airways recognized an additional charge of $309 million. Actions were implemented quickly to reduce capacity, retire three older and inefficient aircraft fleets by early 2002, reduce headcount and close a number of facilities. The primary components of this restructuring charge are:

     - Further impairment of aircraft and related spare parts $214 million
     - Employee severance, including benefits $75 million
     - Other (write-off of capitalized leasehold improvements and accrual for future lease commitments) $20 million

     In line with recent accounting guidance, US Airways Group also recognized $331 million as a reduction to operating expense for the full expected amount of the federal Airline Stabilization Act grant.

     For the third quarter of 2001, including unusual items, US Airways Group's operating loss of $750 million compares to operating income of $5 million for the third quarter of 2000. Operating revenues for the quarter of $2.0 billion were 16.5 percent below comparable figures for 2000, including the impact of the events of September 11, while operating expenses of $2.7 billion were 15.3 percent higher than the previous year. The net loss for the quarter of $766 million compares to a net loss of $30 million for the third quarter of 2000. The diluted loss per common share of $11.42 compares to a diluted loss per common share of $0.45 in 2000.

     Revenue passenger miles for the quarter, including the impact of the events of September 11, were down 5.4 percent as compared to the third quarter of 2000 as available seat miles declined 2.9 percent. The passenger load factor for the period was 71.1 percent, down by
1.8 percentage points from the third quarter of 2000. Passenger revenue per available seat mile of 9.15 cents was 17.8 percent below that of 2000 while cost per available seat mile of 12.18 cents was lower by 0.8 percent. The cost of aviation fuel per gallon was 84.40 cents, a decrease of 14.1 percent, while gallons consumed decreased
6.9 percent.
                                   -more-

US AIRWAYS GROUP REPORTS NET LOSS OF $433 MILLION
FOR 3RD QUARTER EXCLUDING UNUSUAL ITEMS
Page Five
Oct. 30, 2001

     For the first nine months of 2001, excluding unusual items, the operating loss, was $554 million, the net loss was $613 million and the diluted loss per common share was $9.15.

     For the first nine months of 2001, including unusual items, the operating loss of $957 million compares to operating income of $34 million in the first nine months of 2000. Operating revenues of $6.7 billion were down by 2.7 percent while operating expenses of $7.7 billion were higher by 11.7 percent, including the impact of the events of September 11. The net loss for the first nine months of $960 million compares to a net loss of $168 million for the comparable period of 2000. The diluted loss per common share of $14.32 compares to a diluted loss per common share of $2.52 for 2000.

     Revenue passenger miles for the first nine months were up by 6.3 percent while available seat miles increased 6.8 percent. The passenger load factor for the period of 70.4 percent was down 0.3 percentage points from 2000. Passenger revenue per available seat mile for the first nine months of 2001 was 10.23 cents, down 11.8 percent, while cost per available seat mile of 12.36 cents was lower by 3.1 percent. Cost of aviation fuel per gallon was 88.80 cents, a
2.5 percent decrease from 2000, while gallons of fuel consumed increased by 3.3 percent.

     US Airways will conduct its third quarter conference call this afternoon at 1 p.m., Eastern Time. Interested parties are invited to listen to US Airways President and CEO Gangwal and other company senior officers as they discuss the earnings results with analysts from the investment community. The conference call will be held via a special webcast on US Airways' Web site usairways.com at the following location:

     http://investor.usairways.com/medialist.cfm

     The webcast will last approximately one hour. Interested parties should log on at least five minutes prior to the call in order to register. An archive of the conference call also will be available on the US Airways Web site through Jan. 15, 2002.

     To listen to the call, Real Player must be installed. Real Player can be downloaded through the US Airways website by following the instructions shown on the Presentations page (URL listed above).
 The download is free and should take approximately 10 minutes.

                                 -more-

US AIRWAYS GROUP REPORTS NET LOSS OF $433 MILLION
FOR 3RD QUARTER EXCLUDING UNUSUAL ITEMS
Page Six
Oct. 30, 2001



Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed today with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. -30-

NUMBER:  4180
                   US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Three Months Ended September 30,
                              -----------------------------------
                                 2001          2000      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,708    $    2,142      (20.3)
 Cargo and freight                   37            42      (11.9)
 Other                              244           197       23.9
                              ---------     ---------
   Total Operating Revenues       1,989         2,381      (16.5)

Operating Expenses
 Personnel costs                    965           915        5.5
 Aviation fuel                      278           347      (19.9)
 Commissions                         64            90      (28.9)
 Aircraft rent                      148           130       13.8
 Other rent and landing fees        112           116       (3.4)
 Aircraft maintenance               125           125         --
 Other selling expenses              89           105      (15.2)
 Depreciation and amortization       91            94       (3.2)
 Asset impairments and other
  special charges                   712            --         --
 Airline stabilization act grant   (331)           --         --
 Other                              486           454        7.0
                              ---------     ---------
   Total Operating Expenses       2,739         2,376       15.3
                              ---------     ---------
   Operating Income (Loss)         (750)            5         NM

Other Income (Expense)
 Interest income                     14            16      (12.5)
 Interest expense                   (75)          (65)      15.4
 Interest capitalized                 3             9      (66.7)
 Merger termination fee              50            --         --
 Other, net                          (8)           (2)     300.0
                              ---------     ---------
   Other Income (Expense), Net      (16)          (42)     (61.9)
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change                 (766)          (37)   1,970.3

   Provision (Credit) for
    Income Taxes                     --            (7)    (100.0)
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (766)          (30)   2,453.3

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes                        --            --         --
                              ---------     ---------
Net Income (Loss)            $     (766)   $      (30)   2,453.3
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
    of Accounting Change     $   (11.42)   $    (0.45)   2,437.8
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (11.42)   $    (0.45)   2,437.8
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $   (11.42)   $    (0.45)   2,437.8
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (11.42)   $    (0.45)   2,437.8
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,056        67,056
 Diluted                         67,056        67,056

NM - Not Meaningful


                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Nine Months Ended September 30,
                              -----------------------------------
                                 2001                       %
                               (Note 1)       2000        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    5,854    $    6,238       (6.2)
 Cargo and freight                  127           120        5.8
 Other                              742           554       33.9
                              ---------     ---------
   Total Operating Revenues       6,723         6,912       (2.7)

Operating Expenses
 Personnel costs                  2,857         2,668        7.1
 Aviation fuel                      901           904       (0.3)
 Commissions                        231           280      (17.5)
 Aircraft rent                      431           380       13.4
 Other rent and landing fees        350           336        4.2
 Aircraft maintenance               406           380        6.8
 Other selling expenses             306           328       (6.7)
 Depreciation and amortization      288           277        4.0
 Asset impairments and other
  special charges                   734            --         --
 Airline stabilization act grant   (331)           --         --
 Other                            1,507         1,325       13.7
                              ---------     ---------
   Total Operating Expenses       7,680         6,878       11.7
                              ---------     ---------
   Operating Income (Loss)         (957)           34         NM

Other Income (Expense)
 Interest income                     51            53       (3.8)
 Interest expense                  (220)         (186)      18.3
 Interest capitalized                14            26      (46.2)
 Merger termination fee              50            --         --
 Other, net                          (2)           (3)     (33.3)
                              ---------     ---------
   Other Income (Expense), Net     (107)         (110)      (2.7)
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change               (1,064)          (76)   1,300.0

   Provision (Credit) for
    Income Taxes                    (97)          (11)     781.8
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (967)          (65)   1,387.7

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $5 Million
 and $63 Million, respectively        7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $     (960)   $     (168)     471.4
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
    of Accounting Change     $   (14.43)   $    (0.97)    1,387.6
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)         NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (14.32)   $    (2.52)      468.3
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $   (14.43)   $    (0.97)    1,387.6
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)         NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (14.32)   $    (2.52)      468.3
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,058        66,797
 Diluted                         67,058        66,797

NM - Not Meaningful

Note 1. Certain amounts have been reclassified to conform with 2001 presentation.

                  US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Three Months Ended September 30,
                              -----------------------------------
                                                            %
                                2001          2000        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,569    $    1,967      (20.2)
 US Airways Express
  transportation revenues           235           229        2.6
 Cargo and freight                   36            41      (12.2)
 Other                              140           139        0.7
                              ---------     ---------
  Total Operating Revenues        1,980         2,376      (16.7)

Operating Expenses
 Personnel costs                    905           863        4.9
 Aviation fuel                      263           329      (20.1)
 Commissions                         60            84      (28.6)
 Aircraft rent                      132           115       14.8
 Other rent and landing fees        107           110       (2.7)
 Aircraft maintenance               102           102         --
 Other selling expenses              80            97      (17.5)
 Depreciation and amortization       86            89       (3.4)
 Asset impairments and other
  special charges                   712            --         --
 Airline stabilization act
  grant                            (319)           --         --
 US Airways Express capacity
  purchases                         239           195       22.6
 Other                              354           381       (7.1)
                              ---------     ---------
  Total Operating Expenses        2,721         2,365       15.1
                              ---------     ---------
  Operating Income (Loss)          (741)           11         NM

Other Income (Expense)
 Interest income                     17            26      (34.6)
 Interest expense                   (75)          (64)      17.2
 Interest capitalized                 1             4      (75.0)
 Merger termination fee              50            --         --
 Other, net                          (8)           (3)     166.7
                              ---------     ---------
  Other Income (Expense), Net       (15)          (37)     (59.5)
                              ---------     ---------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (756)          (26)   2,807.7
  Provision (Credit) for
   Income Taxes                      --            (3)    (100.0)
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (756)          (23)   3,187.0
Cumulative Effect of
 Accounting Change, Net of
 Applicable Income Taxes             --            --         --
                              ---------     ---------
Net Income (Loss)            $     (756)   $      (23)   3,187.0
                              =========     =========

NM - Not meaningful



                   US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Nine Months Ended September 30,
                              -----------------------------------
                                 2001          2000        %
                               (Note 1)      (Note 2)    Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    5,384    $    5,623       (4.3)
 US Airways Express
  transportation revenues           753           651       15.7
 Cargo and freight                  125           117        6.8
 Other                              437           443       (1.4)
                              ---------     ---------
  Total Operating Revenues        6,699         6,834       (2.0)

Operating Expenses
 Personnel costs                  2,683         2,488        7.8
 Aviation fuel                      852           845        0.8
 Commissions                        215           257      (16.3)
 Aircraft rent                      385           330       16.7
 Other rent and landing fees        334           310        7.7
 Aircraft maintenance               333           310        7.4
 Other selling expenses             280           298       (6.0)
 Depreciation and amortization      273           256        6.6
 Asset impairments and other
  special charges                   734            --         --
 Airline stabilization act
  grant                            (319)           --         --
 US Airways Express capacity
  purchases                         701           559       25.4
 Other                            1,155         1,145        0.9
                              ---------     ---------
  Total Operating Expenses        7,626         6,798       12.2
                              ---------     ---------
  Operating Income (Loss)          (927)           36         NM

Other Income (Expense)
 Interest income                     60            85      (29.4)
 Interest expense                  (220)         (187)      17.6
 Interest capitalized                 8            11      (27.3)
 Merger termination fee              50            --         --
 Other, net                          (3)           (5)     (40.0)
                              ---------     ---------
  Other Income (Expense), Net      (105)          (96)       9.4
                              ---------     ---------

Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change            (1,032)          (60)   1,620.0

  Provision (Credit) for
   Income Taxes                     (90)           (6)   1,400.0
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (942)          (54)   1,644.4

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $5 Million and
 $63 Million, respectively            7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $     (935)   $     (157)     495.5
                              =========     =========

NM - Not meaningful

Note 1. Certain amounts have been reclassified to conform with 2001 presentation.
Note 2. Results for the nine months ended September 30, 2000 include the activity of the former Shuttle, Inc. from July 1, 2000 forward.


                     US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)


                                Three Months Ended September 30,
                                -------------------------------
                                                          %
                                    2001       2000     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 3)                          14,188     15,809   (10.3)
Total revenue passenger miles
 (millions) (Note 3)               12,191     12,890    (5.4)
Revenue passenger miles
 (millions)* (Note 3)              12,186     12,879    (5.4)
Total available seat miles
 (millions) (Note 3)               17,156     17,680    (3.0)
Available seat miles(millions)*
 (Note 3)                          17,149     17,666    (2.9)
Passenger load factor* (Note 3)      71.1%      72.9%   (1.8) pts.
Break-even load factor (Note 2)      88.0%      75.4%   12.6  pts.
Yield* (Note 3)                     12.87c     15.27c  (15.7)
Passenger revenue per available
 seat mile* (Note 3)                 9.15c     11.13c  (17.8)
Revenue per available seat mile
 (Notes 2 and 3)                    10.17c     12.15c  (16.3)
Cost per available seat mile
 (Notes 2 and 3)                    12.18c     12.28c   (0.8)
Average passenger journey (miles)*
 (Note 3)                             859        815     5.4
Average stage length (miles)*
 (Note 3)                             686        649     5.7
Revenue aircraft miles (millions)*    118        126    (6.3)
Cost of aviation fuel per gallon    84.40c     98.27c  (14.1)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             78.16c     91.33c  (14.4)
Gallons of aviation fuel consumed
 (millions)                           312        335    (6.9)
Scheduled mileage completion
 factor*                             91.8%      97.8%   (6.0) pts.
Number of aircraft in operating
 fleet at period-end (Note 3)         407        416    (2.2)
Full-time equivalent employees at
 period-end (Note 3)               42,723     44,026    (3.0)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics also exclude asset impairments and other special charges, airline stabilization act grant and merger termination fees.

Note 3. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 2000.



                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                Nine Months Ended September 30,
                                -------------------------------
                                                          %
                                    2001       2000     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 3)                          44,963     45,031    (0.2)
Total revenue passenger miles
 (millions) (Note 3)               37,084     34,892     6.3
Revenue passenger miles
 (millions)* (Note 3)              37,060     34,849     6.3
Total available seat miles
 (millions) (Note 3)               52,676     49,348     6.7
Available seat miles(millions)*
 (Note 3)                          52,648     49,295     6.8
Passenger load factor* (Note 3)      70.4%      70.7%   (0.3) pts.
Break-even load factor (Note 2)      79.2%      73.0%    6.2  pts.
Yield* (Note 3)                     14.53c     16.41c  (11.5)
Passenger revenue per available
 seat mile* (Note 3)                10.23c     11.60c  (11.8)
Revenue per available seat mile
 (Notes 2 and 3)                    11.29c     12.67c  (10.9)
Cost per available seat mile
 (Notes 2 and 3)                    12.36c     12.75c   (3.1)
Average passenger journey (miles)*
 (Note 3)                             824        774     6.5
Average stage length (miles)*
 (Note 3)                             669        628     6.5
Revenue aircraft miles (millions)*    367        355     3.4
Cost of aviation fuel per gallon    88.80c     91.04c   (2.5)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             82.49c     84.45c   (2.3)
Gallons of aviation fuel consumed
 (millions)                           960        929     3.3
Scheduled mileage completion
 factor*                             96.0%      97.2%   (1.2) pts.
Number of aircraft in operating
 fleet at period-end (Note 3)         407        416    (2.2)
Full-time equivalent employees at
 period-end (Note 3)               42,723     44,026    (3.0)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics also exclude asset impairments and other special charges, airline stabilization act grant and merger termination fees.

Note 3. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 2000.